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                                                                  EXECUTION COPY

                                 AMENDMENT NO. 1
                                       TO
                            STOCK PURCHASE AGREEMENT


      This AMENDMENT NO. 1 to the Stock Purchase Agreement (this "Amendment") is entered into as of this 27th day of August, 2004 by and among Kelso & Company, L.P., a Delaware limited partnership, as the Stockholders' Representative on behalf of the Kelso Stockholders (as hereinafter defined) and Third Party Stockholders (as hereinafter defined) (the "Stockholders' Representative"), Richard L. Bready, as the Management Representative on behalf of the Management Stockholders (as hereinafter defined) and the Option Sellers (as hereinafter defined) (the "Management Representative"), and THL Buildco, Inc., a Delaware corporation ("Buyer") and a wholly owned subsidiary of Buyer Holdings (as hereinafter defined).

                                    RECITALS

      WHEREAS, on July 15, 2004, THL Buildco Holdings, Inc., a Delaware corporation ("Buyer Holdings"), and Buyer entered into the Stock Purchase Agreement (the "Agreement") with the Sellers (as defined in the Agreement; capitalized terms used herein and not otherwise defined in this amendment being used herein as defined in the Agreement);

      WHEREAS, Section 10.4 of the Agreement provides that the Agreement may be amended by the Stockholders' Representative (on behalf of the Kelso Stockholders and Third Party Stockholders), the Management Representative (on behalf of the Management Stockholders and the Option Sellers) and Buyer by an instrument in writing executed by each such Person; and

      WHEREAS, the Stockholders' Representative, the Management Representative and Buyer desire to amend the Agreement as set forth herein;

      NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Stockholders' Representative (on behalf of the Kelso Stockholders and Third Party Stockholders), the Management Representative (on behalf of the Management Stockholders and the Option Sellers) and Buyer agree as follows:

1. AMENDMENTS.

      1.1. Exhibit Substitutions.

            1.1.1. Exhibit B to the Agreement shall be amended by deleting such exhibit in its entirety and replacing it with Exhibit B (Treatment of Options) attached hereto.
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            1.1.2. Exhibit C to the Agreement shall be amended by deleting such exhibit in its entirety and replacing it with Exhibit C (Securityholders Agreement) attached hereto.

            1.1.3. Exhibit D to the Agreement shall be amended by deleting such exhibit in its entirety and replacing it with Exhibit D (Amended Bready Employment Agreement) attached hereto.

            1.1.4. Exhibit F to the Agreement shall be amended by deleting such exhibit in its entirety and replacing it with Exhibit F (LLC Agreement) attached hereto.

            1.1.5. The Agreement shall be amended by attaching to the Agreement Exhibit G (Deferred Compensation Plan), Exhibit H (LLC Unit Subscription Agreement), Exhibit I (Option Cancellation Agreements), Exhibit J (Amended Donnelly Employment Agreement), Exhibit K (Amended Hall Employment Agreement) and Exhibit L (Hiley Consulting Agreement), in each case, in the forms attached hereto.

      1.2. Recitals

            1.2.1. The third whereas clause shall be amended to read in its entirety as follows:

                  WHEREAS, it is intended that prior to the Closing, certain investors shall purchase from Investors LLC limited liability company units of Investors LLC, Investors LLC, in turn, shall purchase from Buyer Holdings a number of shares of Buyer Holdings' common stock and Buyer Holdings, in turn, shall purchase from Buyer a number of shares of Buyer's common stock;

            1.2.2. The sixth, seventh and eighth whereas clauses in the recitals to the Agreement shall be deleted in their entirety and replaced with the following:

                  WHEREAS, at the Closing, upon the terms and subject to the conditions set forth herein, the Option Transaction with respect to Exchanged Options shall occur;

                  WHEREAS, at or immediately following the Closing, the Company shall cancel and terminate the Cancelled Options pursuant to Section 12 of the Option Plan and Buyer shall deliver to the Company or OpCo an amount of cash sufficient for the Company or OpCo to make the payments to the holders of Cancelled Options provided for herein;

                  WHEREAS, immediately following the Closing, Buyer shall merge with and into the Company (the "Buyer Merger"), whereupon the separate existence of Buyer will cease, and the Company will be the surviving corporation;

                  WHEREAS, immediately following the Buyer Merger, the Company, as the surviving company of the Buyer Merger, shall merge with and into OpCo (the "Company Merger" and together with the Buyer Merger, the "Mergers"),


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            whereupon the separate existence of the Company will cease, and OpCo will be the surviving corporation; and

                  WHEREAS, immediately following the Company Merger, Buyer
            Holdings shall change its corporate name to "Nortek Holdings, Inc."

      1.3. Definitions.

            1.3.1. The following definitions shall be inserted in the appropriate alphabetical order in Article I of the Agreement:

                  "Amended Donnelly Employment Agreement" shall mean the amended employment agreement to be entered into on the Closing Date by and among Kevin W. Donnelly, Buyer Holdings and OpCo, and to be substantially in the form attached as Exhibit J hereto.

                  "Amended Hall Employment Agreement" shall mean the amended employment agreement to be entered into on the Closing Date by and among Almon C. Hall, III, Buyer Holdings and OpCo, and to be substantially in the form attached as Exhibit K hereto.

                  "Class A Units" shall mean Class A Units of Investors LLC.

                  "Class B Units" shall mean Class B Units of Investors LLC.

                  "Class C Units" shall mean, collectively, Class C-1 Units and
            Class C-2 Units of Investors LLC.

                  "Deferred Compensation Account" shall have the meaning set forth in the Deferred Compensation Plan.

                  "Deferred Compensation Plan" shall mean the Deferred
            Compensation Plan of Buyer Holdings to become effective on the Closing Date, and to be substantially in the form attached as Exhibit G hereto.

                  "Hiley Consulting Agreement" shall mean the consulting
            agreement to be entered into on the Closing Date by and among David
            B. Hiley, Buyer Holdings and OpCo, and to be substantially in the form attached as Exhibit L hereto.

                  "Investors LLC" shall mean THL - Nortek Investors, LLC, a
            Delaware limited liability company.

                  "LLC Agreement" shall mean the limited liability company
            agreement of Investors LLC to be entered into on the Closing Date, and to be substantially in the form attached as Exhibit F hereto.


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                  "LLC Unit Subscription Agreement" shall mean a Senior
            Management Unit Subscription Agreement, to be entered into by and between Investors LLC and each Exchanged Option Holder, in each case substantially in the form attached as Exhibit H hereto, pursuant to which each such Exchanged Option Holder shall (a) purchase Class B Units (and, in the case of Jeremy Burkhardt, Class A Units) and (b) be granted any Class C Units.

                  "Option Cancellation Agreement" shall mean, as applicable, (a)
            in the case of an Option Seller, an Option Cancellation Agreement, to be entered into by and among Investors LLC, Buyer Holdings, Buyer and such Option Seller, substantially in the form attached as
            Exhibit I-1 hereto, (b) in the case of a holder of both Cancelled Options and Exchanged Options, an Option Cancellation Agreement, to be entered into by and among Investors LLC, Buyer Holdings, Buyer and such holder, substantially in the form attached as Exhibit I-2 hereto and (c) in the case of a holder of Cancelled Options only, an Option Cancellation Agreement, to be entered into by and among Investors LLC, Buyer Holdings, Buyer and such holder, substantially in the form attached as Exhibit I-3 hereto.

                  "Option Seller Payment Letter" shall have the meaning set
            forth in Section 2.6(b).

                  "Securityholders Agreement" shall mean the Securityholders
            Agreement, to be entered into on the Closing Date by and among Investors LLC and certain other parties thereto, and to be substantially in the form attached as Exhibit C hereto.

                  "Seller Payment Letter" shall have the meaning set forth in
            Section 2.6(b).

            1.3.2. The following definitions in Article I of the Agreement shall be amended to read in their entirety as follows:

                  "Amended Bready Employment Agreement" shall mean the amended employment agreement to be entered into on the Closing Date by and among Richard L. Bready, Buyer Holdings and OpCo, and to be substantially in the form attached as Exhibit D hereto.

                  "Cashed Out Options" shall mean all Options outstanding as of the Closing and set forth opposite each Option Seller's name on Exhibit B hereto under the heading "Cashed Out Options," which shall be cancelled in consideration for payment in accordance with ARTICLE II hereof.

                  "Exchanged Options" shall mean all Options outstanding as of the Closing and set forth opposite each person's name on Exhibit B hereto under the heading "Exchanged Options", which shall be cancelled as part of the Option Transaction.


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                  "Option Transaction" shall mean the transactions more fully described in Section 6.7(c) pursuant to which each Exchanged Option Holder tenders for cancellation his or her Exchanged Options, and in consideration therefor, Buyer Holdings credits his or her Deferred Compensation Account in the amount set forth opposite such Exchanged Option Holder's name on Exhibit B hereto under the heading "Option Cancellation Deferred Amount" and Buyer Holdings, on behalf of each such Exchanged Option Holder, delivers to Investors LLC a purchase price of $.10 per Class B Unit equal to $.10 for the purchase by the Exchanged Option Holder of the number of Class B Units set forth opposite such Exchanged Option Holder's name on Exhibit B hereto under the heading "Class B Units."

                  "Related Agreements" shall mean, collectively, the
            Securityholders Agreement, the Amended Bready Employment Agreement, the LLC Agreement, the Deferred Compensation Plan, the LLC Unit Subscription Agreements, the Option Cancellation Agreements, the Amended Donnelly Employment Agreement, the Amended Hall Employment Agreement, the Hiley Consulting Agreement and the Paying Agent Agreement.

            1.3.3. The following definitions in Article I of the Agreement shall be deleted in their entirety:

                  "50% Option Equity Number"

                  "Buyer Holdings Common Stock"

                  "Buyer Holdings Common Stock Per Share Consideration"

                  "Converted Option Common Share"

                  "Deferred Share Right"

                  "Equity Value"

                  "Exchanged Option Consideration"

                  "New Option Plan"

                  "Stockholders Agreement"

                  "Trust Agreement"


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      1.4. Closing Mechanics.

            1.4.1. Clause (y) of Section 2.2 of the Agreement shall be amended to read in its entirety as follows:

                  (y) the fact that each Exchanged Option Holder will receive a credit in a Deferred Compensation Account in lieu of cash payment as provided in Section 6.7(c) (for the avoidance of doubt, no actual investment of cash will be made in any Deferred Compensation Account).

            1.4.2. The first reference to "the Paying Agent" set forth in each of Section 2.3(b)(i) and Section 2.3(b)(ii) of the Agreement shall be deleted in their entirety and replaced with references to "Buyer." The second reference to "the Paying Agent" set forth in each of Section 2.3(b)(i) and Section 2.3(b)(ii) of the Agreement shall be deleted in their entirety.

            1.4.3. The parenthetical in Section 2.3(b)(ii) of the Agreement shall be amended to read in its entirety as follows:

                  (the number of Cashed Out Options shall be set forth opposite such Option Seller's name on Exhibit B hereto under the heading "Cashed Out Options"), together with such other documents as the Sellers' Representative and Buyer may reasonably mutually agree to require;

            1.4.4. Section 2.3(e)(i) of the Agreement shall be amended to read in its entirety as follows:

                  [Intentionally omitted.];

            1.4.5. Section 2.3(e)(ii) of the Agreement shall be amended to read in its entirety as follows:

                  [Intentionally omitted.];

            1.4.6. Section 2.3(e)(iv) of the Agreement shall be amended by inserting the following parenthetical at the end of such Section:

                  (less any amounts to be withheld in respect of Options pursuant to Section 6.7(c)(iii) for Tax purposes)

            1.5. Paying Agent.

            1.5.1. The third sentence of Section 2.6(a) of the Agreement shall be amended to read in its entirety as follows:

                  Pursuant to Section 2.3(c), Buyer shall make available to the
            Paying Agent immediately available funds in amounts necessary to pay
            (i) with respect to each Seller, an amount equal to such Seller's Individual Seller Consideration, and (ii)


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            with respect to each Option Seller, an amount equal to such Option
            Seller's Individual Option Seller Consideration (less any amounts to be withheld in respect of Options pursuant to Section 6.7(c)(iii) for Tax purposes), upon surrender of Individual Stock Certificate(s) or the execution and delivery of Option Acknowledgement, as the case may be, in accordance with Section 2.6(b).

            1.5.2. The fourth sentence of Section 2.6(a) of the Agreement shall be amended to read in its entirety as follows

                  The parties understand and agree that (x) with respect to
            those Sellers and Option Sellers that have complied with the provisions of Section 2.3(b)(i) or Section 2.3(b)(ii), respectively, on the Closing Date, any and all interest or other income earned from and after the Closing Date to (but excluding) the date of payment of such Person's Individual Seller Consideration or Individual Option Seller Consideration (less any amounts to be withheld in respect of Options pursuant to Section 6.7(c)(iii) for Tax purposes), as the case may be, on funds made available to the Paying Agent pursuant to this Section 2.6(a) with respect to such Person's Individual Seller Consideration or Individual Option Seller Consideration (less any amounts to be withheld in respect of Options pursuant to Section 6.7(c)(iii) for Tax purposes), as the case may be, shall be paid to such Seller or Option Seller, and (y) any interest or income earned on funds made available to the Paying Agent pursuant to this Section 2.6(a) with respect to the Sellers or Option Sellers not described in clause (x) of this sentence, shall belong to and shall be paid to OpCo.

            1.5.3. Section 2.6(b) of the Agreement shall be amended to read in its entirety as follows:

                  (b) Payment Procedure. With respect to each Seller, upon duly surrendering the certificate or certificates (the "Individual Stock Certificates") representing the number of shares of Class A Common Stock or Series B Preference Stock, as the case may be, set forth opposite such Seller's name on Exhibit A hereto, to Buyer (or to such other agent or agents as may be appointed by agreement of Buyer and the Sellers' Representative) in accordance with the provisions of Section 2.3(b)(i) (A) such Seller shall be entitled to receive its, his or her Individual Seller Consideration in exchange for the shares of Class A Common Stock or Series B Preference Stock, as the case may be, represented by the Individual Stock Certificates so surrendered and (B) the Sellers' Representative and Buyer shall execute and deliver a letter (a "Seller Payment Letter") to the Paying Agent instructing the Paying Agent to deliver to such Seller such Individual Seller Consideration with respect to such Seller. Until surrendered as contemplated by this Section 2.6(b), the Individual Stock Certificates held by any Seller shall be deemed at any time after the Closing Date to represent only the right to receive upon such surrender the Individual Seller Consideration as contemplated by this Section 2.6(b). With respect to each Option Seller, upon execution and delivery of an Option Cancellation Agreement,


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            substantially in the form attached as Exhibit I-1 hereto (each, an
            "Option Acknowledgement"), evidencing the cancellation of the number of Cashed Out Options and Exchanged Options set forth opposite such Option Seller's name on Exhibit B hereto under the headings "Cashed Out Options" and "Exchanged Options," respectively, to Buyer (or to such other agent or agents as may be appointed by agreement of Buyer and the Sellers' Representative) in accordance with the provisions of Section 2.3(b)(ii) (A) such Option Seller shall be entitled to receive his or her Individual Option Seller Consideration in exchange for the cancellation of such Cashed Out Options represented thereby and (B) the Sellers' Representative and Buyer shall execute and deliver a letter (an "Option Seller Payment Letter") to the Paying Agent instructing the Paying Agent to deliver to such Option Seller such Individual Option Seller Consideration with respect to such Option Seller. Until an Option Acknowledgment is executed and delivered as contemplated by this Section 2.6(b), (a) the Cashed Out Options held by any Option Seller shall be deemed at any time after the Closing Date to represent only the right to receive upon such surrender the Individual Option Seller Consideration as contemplated by this Section 2.6(b) and shall no longer be exercisable for shares of Class A Common Stock and (b) the Exchanged Options held by any Option Seller shall be deemed at any time after the Closing Date to represent only the right to receive upon such surrender a credit to such Option Seller's Deferred Compensation Account pursuant to the Option Transaction as contemplated by Section 6.7(c) and shall no longer be exercisable for shares of Class A Common Stock.

            1.5.4. The first sentence of Section 2.6(c) of the Agreement shall be amended to read in its entirety as follows:

                  With respect to each Seller Payment Letter and Option Seller
            Payment Letter, the Paying Agent Agreement shall provide that the Paying Agent will use its best efforts to disburse funds in same day funds to the Sellers or Option Sellers, as the case may be, named therein on the date of such letter.

            1.5.5. The last sentence of Section 2.6(c) of the Agreement shall be amended to read in its entirety as follows:

                  The Paying Agent Agreement shall provide that, upon receiving a Seller Payment Letter or Option Seller Payment Letter, the Paying Agent's obligation to deliver the payments contemplated thereby shall be absolute.

            1.5.6. Section 2.6(d) of the Agreement shall be amended to read in its entirety as follows:

                  (d) Lost, Stolen or Destroyed Certificates. In the event that any Individual Stock Certificate or grant of Cashed Out Options shall have been lost, stolen or destroyed, upon the receipt by OpCo of customary documentation including an affidavit and an indemnification agreement from the holder thereof,


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            the Sellers' Representative and Buyer shall execute and deliver to the Paying Agent a Seller Payment Letter or Option Seller Payment Letter, as the case may be, with respect to the Class A Common Stock or Series B Preference Stock represented by such Individual Stock Certificate or the Cashed Out Options represented by such option grant.

            1.5.7. Section 2.6(f) of the Agreement shall be amended to read in its entirety as follows:

                  [Intentionally omitted.]

      1.6. Seller Representations.

            1.6.1. The first sentence of Section 3.3 of the Agreement shall be amended by deleting the words "under the heading "Option Ownership"" appearing at the end of such sentence and replacing them with the following:

                  under the headings "Exchanged Options," "Cashed Out Options"
            and Cancelled Options."

            1.6.2. Section 3.6 of the Agreement shall be amended to read in its entirety as follows:

                  [Intentionally omitted.]

      1.7. Options.

            1.7.1. Section 6.7(c)(i) of the Agreement shall be amended by adding the following sentence to the end of Section 6.7(c)(i):

                  Following the Closing, Buyer will cause OpCo to pay each
            holder of Cancelled Options the Cancelled Option Consideration in respect of each Cancelled Option held by him or her pursuant to
            Section 12 of the Option Plan as promptly as practicable upon such holder's execution and delivery to OpCo of an Option Cancellation Agreement, substantially in the form attached as Exhibit I-2 or
            Exhibit I-3 hereto, as the case may be.

            1.7.2. Section 6.7(c)(ii) of the Agreement shall be amended to read in its entirety as follows:

                  (ii) Each Exchanged Option shall be cancelled effective as of the Closing. In consideration therefor, effective as of the Closing Date, Buyer Holdings shall adopt the Deferred Compensation Plan and shall establish a Deferred Compensation Account pursuant to the Deferred Compensation Plan on behalf of each Exchanged Option Holder and credit to the Deferred Compensation Account of each such Exchanged Option Holder a deemed investment in the amount set forth opposite each such Exchanged Option Holder's name on Exhibit


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            B hereto under the heading "Option Cancellation Deferred Amount;" it being understood that the amount of each such Exchanged Option Holder's "Option Cancellation Deferred Amount" will be less than the amount set forth opposite each such Exchanged Option Holder's name on Exhibit B hereto under the heading "Gross Roll Over Amount" as a result of the netting against such later amount, pursuant to the terms of an Option Cancellation Agreement, substantially in the form attached as Exhibit I-1 or Exhibit I-2 hereto, as the case may be, to be executed and delivered by each Exchanged Option Holder, of the amount delivered to Investors LLC by Buyer Holdings, on behalf of each such Exchanged Option Holder, as payment of the $.10 per Class
            B Unit purchase price in connection with each such Exchanged Option Holder's purchase of Class B Units as part of the Option
            Transaction. Each deemed investment in each Deferred Compensation Account shall be represented by notional Class A Units in accordance with the Deferred Compensation Plan. For the avoidance of doubt, no actual investment of cash or Class A Units will be made in any Deferred Compensation Account. Each Deferred Compensation Account and the amounts and investments held therein shall be subject to the terms and conditions of the Deferred Compensation Plan.

            1.7.3. Section 6.7(c)(v) of the Agreement shall be amended to read in its entirety as follows:

                  (v) In furtherance of Section 6.7(c)(ii), each person set
            forth on Section 6.7(c) of the Company Disclosure Letter hereby agrees to become an Exchanged Option Holder for all purposes hereunder and agrees to duly tender for cancellation by executing and delivering an Option Cancellation Agreement, substantially in the form attached as Exhibit I-1 or Exhibit I-2 hereto, as the case may be, with respect to the number of Exchanged Options set forth opposite his name on Exhibit B under the heading "Exchanged Options" in consideration for a credit to a Deferred Compensation Account to be established on such person's behalf in the form of a deemed investment in the amount set forth opposite such person's name on Exhibit B hereto under the heading "Option Cancellation Deferred Amount," such deemed investment to be represented by notional Class A Units in accordance with the Deferred Compensation Plan. In addition, each person set forth on Section 6.7(c) of the Company Disclosure Letter hereby agrees to purchase from Investors LLC pursuant to an LLC Unit Subscription Agreement the number of Class B Units set forth opposite such person's name on Exhibit B hereto under the heading "Class B Units" for a purchase price of $.10 per Class B Unit; it being understood that payment for the purchase of such Class B Units shall be made in accordance with the terms and conditions of the LLC Unit Subscription Agreement.

            1.7.4. Section 6.7(c)(vi) of the Agreement shall be deleted in its entirety.

            1.7.5. Section 6.20 of the Agreement shall be amended to read in its entirety as follows:


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                           6.20 Option Transaction. Prior to Closing, the Buyer
                  and the Sellers shall use their reasonable best efforts to cause each holder of an Option (other than the persons set forth on Section 6.7(c) of the Company Disclosure Letter) to agree to become an Exchanged Option Holder for all purposes hereunder and (a) duly tender for cancellation by executing and delivering an Option Cancellation Agreement, substantially in the form attached as Exhibit I-1 or Exhibit I-2 hereto, as the case may be, with respect to the number of Exchanged Options set forth opposite his or her name on Exhibit B under the heading "Exchanged Options" on the same terms as provided in Section 6.7(c) and (b) purchase from Investors LLC pursuant to an LLC Unit Subscription Agreement the number of Class B Units set forth opposite such person's name on Exhibit B hereto under the heading "Class B Units" for a purchase price of $0.10 per Class B Unit on the same terms as provided in
                  Section 6.7(c). Edward J. Cooney and David B. Hiley hereby agree to execute and deliver an Option Cancellation Agreement and LLC Unit Subscription Agreement on the same terms and conditions as described in the immediately preceding sentence.

      1.8. LaCornue. Section 6.21 of the Agreement shall be amended to read in its entirety as follows

                        [Intentionally omitted.]

      1.9. Conditions to the Sellers' Obligations. Section 7.2 of the Agreement shall be amended by adding the following subsections immediately after Section 7.2(g):

                        (h) The representations and warranties of Buyer Holdings
                  contained in ARTICLE V of this Agreement shall be true and correct in all respects as of the Closing Date as if made at such time (or, to the extent such representations and warranties speak as of a specified date, (including references in ARTICLE V to "the date of this Agreement" or words of similar import, they need only be true and correct in all respects as of such specified date) interpreted without giving effect to the words "materially" or "material" or to any qualifications based on such terms or based on the defined term "Buyer Material Adverse Effect," except where the failure of all such representations and warranties to be true and correct does not and would not reasonably be expected to have, in the aggregate, a Buyer Material Adverse Effect. Without limiting the foregoing, the representations and warranties contained in the first sentence of Section 5.1 and in Section
                  5.2 and Section 5.4 shall be true and correct in all respects as of the Closing Date (or, to the extent such representations and warranties speak as of an earlier date, they shall be true and correct in all respects as of such earlier date);

                        (i) Buyer Holdings shall have performed, or complied
                  with, in all material respects its agreements and covenants contained in or contemplated by this Agreement that are required to be performed by it at or prior to the Closing Date pursuant to the terms hereof; and


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
                        (j) The Sellers' Representatives, on behalf of Sellers,
                  shall have received a certificate signed by the Chief Executive Officer of Buyer Holdings, dated the Closing Date, to the effect that the conditions set forth in Section 7.2(h) and Section 7.2(i) hereof have been satisfied.

      1.10. Company Disclosure Letter. Section 2.3(d)(iv) (Resignation of Directors) to the Company Disclosure Letter shall be amended by deleting the reference to "Joseph M. Cianciolo" in its entirety.

2. REFERENCE TO AND EFFECT UPON THE AGREEMENT. Except as specifically set forth above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not constitute an amendment of any provision of the Agreement, except as specifically set forth herein. On and after the effective date hereof, each reference in the Agreement to "this Agreement" (including any reference therein to "hereunder," "hereof," "hereby," "herein" or words of like import referring thereto) shall mean and be a reference to the Agreement as amended by this Amendment. Notwithstanding the foregoing, references to the date of the Agreement, as amended hereby, shall in all instances remain as July 15, 2004, and references to "the date hereof" and "the date of the Agreement" shall continue to refer to July 15, 2004.

3. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof).

4. HEADINGS. The section headings contained in this Amendment are solely for the purpose of reference, are not part of the agreement of the parties hereto, and shall not in any way affect the meaning or interpretation of this Amendment.

5. COUNTERPARTS; EFFECTIVENESS. This Amendment may be signed in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.


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
      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first written above.



STOCKHOLDERS' REPRESENTATIVE:           KELSO & COMPANY, L.P., as
                                        Stockholders' Representative on behalf
                                        of the Kelso Stockholders and Third
                                        Party Stockholders

                                        By: Kelso & Companies, Inc., its general
                                        partner


                                        By:
                                           -------------------------------------
                                        Name: James J. Connors, II
                                        Title: Vice President & General Counsel


         [SIGNATURE PAGE TO AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first written above.



Management representative:              Richard L. Bready, as Management
                                        Representative on behalf of the
                                        Management Stockholders and the Option
                                        Sellers


                                        ----------------------------------------


         [SIGNATURE PAGE TO AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first written above.


BUYER:                                  THL BUILDCO, INC.


                                        By:
                                           -------------------------------------
                                        Name:    Kent R. Weldon
                                        Title:   Vice President


         [SIGNATURE PAGE TO AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT]

Acknowledged and agreed, as of
the date first written above:


------------------------
Name: Richard L. Bready


------------------------
Name: Almon C. Hall, III


------------------------
Name: Kevin W. Donnelly


------------------------
Name: David B. Hiley


------------------------
Name: Edward J. Cooney


         [SIGNATURE PAGE TO AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT]

                                                                       EXHIBIT B


                 [Attach Schedule Showing Treatment of Options]

                                                                       EXHIBIT C


                   [Attach Form of Securityholders Agreement]

                                                                       EXHIBIT D


              [Attach Form of Amended Bready Employment Agreement]

                                                                       EXHIBIT F


                         [Attach Form of LLC Agreement]

                                                                       EXHIBIT G


                   [Attach Form of Deferred Compensation Plan]

                                                                       EXHIBIT H


                [Attach Form of LLC Unit Subscription Agreement]

                                                                     EXHIBIT I-1


        [Attach Form of Option Cancellation Agreement for Option Sellers]

                                                                     EXHIBIT I-2


 [Attach Form of Option Cancellation Agreement for Holders of Cancelled Options
                             and Exchanged Options]

                                                                     EXHIBIT I-3


 [Attach Form of Option Cancellation Agreement for Holders of Cancelled Options
                                     Only]

                                                                       EXHIBIT J


             [Attach Form of Amended Donnelly Employment Agreement]

                                                                       EXHIBIT K


               [Attach Form of Amended Hall Employment Agreement]

                                                                       EXHIBIT L


                   [Attach Form of Hiley Consulting Agreement]